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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  May 15, 2002

                           AMF BOWLING WORLDWIDE, INC.
             (Exact name of registrant as specified in its charter)

                     Delaware                           001-12131                       13-3873272
(State or other jurisdiction of incorporation)   (Commission File Number)    (IRS Employer Identification Number)

                           AMF Bowling Worldwide, Inc.
                                 8100 AMF Drive
                            Mechanicsville, Virginia
             (Address of principal executive offices of registrant)

                                      23111
                                   (Zip Code)

                                 (804) 730-4000
              (Registrant's telephone number, including area code)



                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

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Item 4.  Changes in Registrant's Certifying Accountants

         On May 15, 2002, the Audit Committee of the Board of Directors of AMF Bowling Worldwide, Inc. (the "Registrant") dismissed Arthur Andersen LLP ("Arthur Andersen") as the auditors of the Registrant and its subsidiaries (collectively, the "Company"), effective immediately. The Audit Committee is in the process of soliciting proposals from independent accountants to audit the Company's consolidated financial statements and expects to complete this process in the second quarter of 2002 with the formal appointment by the Company's Board of Directors of a new auditor.

         Arthur Andersen's report, dated March 8, 2002, on the Company's consolidated financial statements for each of the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. Arthur Andersen's report, dated April 15, 2001, on the Company's consolidated financial statements for the year ended December 31, 2000 contained a statement as to substantial doubt about the Company's ability to continue as a going concern in light of defaults under the Company's then outstanding Credit Agreement and Senior Subordinated Notes.

         During the years ended December 31, 2001 and 2000 and through the date of this Current Report, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused it to make reference to the subject matter in connection with its report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

         The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Arthur Andersen's letter, dated May 15, 2002, stating its agreement with such statements.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits

Exhibit
Number       Description
------       -----------

16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 15, 2002.

                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMF Bowling Worldwide, Inc.
(Registrant)


/s/ Frederick G. Kraegel                                      May 15, 2002
------------------------------------
Frederick G. Kraegel
Executive Vice President and
Chief Administrative Officer
(principal accounting officer)


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                                  EXHIBIT INDEX

Exhibit
Number       Description
------       -----------

16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 15, 2002.